UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Vicor Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 27, 2006
Dear Stockholder:
     You are cordially invited to attend the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”). The Annual Meeting will be held:

DATE:	June 22, 2006
TIME:	5:00 P.M. local time
PLACE:	Andover Country Club
60 Canterbury Street
Andover, Massachusetts
     The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting. The Proxy Statement contains a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, your management will report on the operations of the Corporation, and the directors and officers of the Corporation will be available to respond to appropriate questions from stockholders.
     The Board of Directors encourages you to promptly complete, date, sign and return your Proxy Card. Return of the Proxy Card indicates your interest in the Corporation’s affairs. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy at that time.

Sincerely yours,

/s/ PATRIZIO VINCIARELLI
Chairman of the Board, President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 22, 2006
PROPOSAL 1
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
EXECUTIVE COMPENSATION
STOCKHOLDER RETURN PERFORMANCE GRAPH
COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG VICOR CORPORATION, S&P 500 INDEX AND PEER GROUP COMPANIES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS

VICOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 22, 2006

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”) will be held on Thursday, June 22, 2006 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:
     1. To fix the number of Directors at eight and to elect eight Directors to hold office until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and
     2. To consider and act upon any other matters which may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.
     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.
     The Board of Directors has fixed the close of business on April 28, 2006 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
     You are requested to authorize a proxy to vote your shares by completing, dating and signing the enclosed Proxy Card, which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a writing delivered to the Corporation stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying the Secretary, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

MARK A. GLAZER Secretary
Andover, Massachusetts
April 27, 2006
Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed Proxy Card in the enclosed postage-prepaid envelope. If you attend the Annual Meeting, you may vote your shares in person if you wish, even if you have previously returned your Proxy Card.

VICOR CORPORATION
25 FRONTAGE ROAD
ANDOVER, MASSACHUSETTS 01810
TELEPHONE (978) 470-2900

PROXY STATEMENT

FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 22, 2006
April 27, 2006
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vicor Corporation (the “Corporation”) from holders of the outstanding shares of capital stock of the Corporation for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held on Thursday, June 22, 2006 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to consider and vote on the proposals set forth in this Proxy Statement.
     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 17, 2006. The Board of Directors has fixed the close of business on April 28, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of March 31, 2006, there were outstanding and entitled to vote 30,172,302 shares of Common Stock and 11,854,952 shares of Class B Common Stock of the Corporation. Each share of Common Stock entitles the holder thereof to one vote per share and each share of Class B Common Stock entitles the holder thereof to ten (10) votes per share. Shares of Common Stock and Class B Common Stock will vote together as a single class on the proposals set forth in this Proxy Statement.
     Stockholders of the Corporation are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the fixing of the number of Directors at eight and the election of the eight nominees for Directors of the Corporation named in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.
     A stockholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Corporation at the address of the Corporation set forth above; (2) filing a duly executed proxy bearing a later date; or (3) appearing in person, notifying the Secretary and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. The presence, in person or by proxy, of holders of a majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares held by brokers or other nominees that are represented at the Annual Meeting but as to which such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all matters, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.
     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Corporation may also solicit proxies personally or by telephone, e-mail or other form of electronic communication without special compensation for such activities. The Corporation will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.
     The Corporation’s 2005 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2005, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Annual Report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the document was delivered.
PROPOSAL 1
ELECTION OF DIRECTORS
     The Board of Directors of the Corporation has recommended that the number of Directors be fixed at eight and has nominated the eight individuals named below for election as Directors. Each of the nominees is presently serving as a Director of the Corporation. If elected, the nominees will serve until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Properly executed proxies will be voted for the nominees named below unless otherwise specified in the proxy. The Board of Directors anticipates that each of the nominees, if elected, will serve as a Director. However, if any person nominated by the Board of Directors is unable to serve or for good cause will not serve, proxies solicited hereby will be voted either for the election of another person designated by the Board of Directors or to fix the number of Directors at a lesser number and elect a lesser number of nominees able and willing to serve. A plurality of the votes cast by the holders of Common Stock and Class B Common Stock, voting together as a single class, for a nominee for Director shall elect such nominee. Accordingly, abstentions, broker non-votes and votes withheld from any nominee will have no effect on this proposal. Holders of voting rights sufficient to elect each of the nominees named below have indicated an intention to vote in favor of such nominees.
     The Board of Directors unanimously recommends a vote FOR fixing the number of Directors at eight and the election of all of the nominees.
Information Regarding Nominees
     The following sets forth certain information as of March 31, 2006 with respect to the eight nominees for election to the Board of Directors. Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled “Principal and Management Stockholders.” There is no family relationship among any of the Directors or executive officers of the Corporation.

Name	Age	Director Since	Principal Occupation for Past Five Years
Patrizio Vinciarelli	59	1981	Chairman of the Board, President and Chief Executive Officer of the Corporation.

Estia J. Eichten	59	1981	Senior Scientist with the Fermi National Accelerator Laboratory in Batavia, Illinois since 1989; President of VLT Corporation, a wholly-owned subsidiary of the Corporation, from 1987 to July 2000. Mr. Eichten is currently a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation.

Name	Age	Director Since	Principal Occupation for Past Five Years
Jay M. Prager	59	1993	Independent product development and intellectual property consultant since 2005. Mr. Prager held the positions of Senior Vice President, Technology of the Corporation from 1991 to 2005 and Vice President, Systems Engineering from 1987 to 1991.

Barry Kelleher	57	1999	Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit since 2005 and Senior Vice President, Global Operations from 1999 to 2005.

David T. Riddiford	70	1984	General Partner of the general partner of PR Venture Partners, Limited Partnership, a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm, since 1987. Mr. Riddiford is currently a Director of Datawatch Corporation, a provider of enterprise reporting and business intelligence solutions and support center software.

M. Michael Ansour	52	1993	Managing Member of March Partners LLC, an investment company in New York City, since 1992.

Samuel J. Anderson	49	2001	Founder, Chairman, Chief Executive Officer and President of Great Wall Semiconductor, a semiconductor manufacturer, since its inception in 2002. Chairman of the Board of Directors of Advanced Analogic Technologies Inc., a supplier of power management semiconductors, since 2001. Vice President of Corporate Business Development of ON Semiconductor Corporation, a supplier of semiconductors, from 1999 to 2001. Director of Operations of Motorola, Inc.’s Components Mixed Signal Operations and various positions in Motorola’s Semiconductor Products Sector from 1984 to 1999.

Joseph W. Kelly	61	2006*	General Partner of Shanghai Venture Partners, a private investment firm, since its inception in 2001. Chief Financial Officer of Ivrea Pharmaceuticals, Inc. since its inception in 2005. Senior Vice President and Chief Financial Officer of Cytyc Corporation from 1995 to 2000.

*	Mr. Kelly has been appointed as a Director effective May 15, 2006.
The Board of Directors and Its Committees
     The Corporation’s Board of Directors held five meetings during the fiscal year ended December 31, 2005. Each of the Directors attended 75% or more of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served during 2005. Directors are expected to attend annual meetings of stockholders of the Corporation in person unless doing so is impracticable due to unavoidable conflicts. All of the directors attended the 2005 annual meeting of stockholders. The Board of Directors has established an Audit Committee and an Executive Compensation Committee. The Board does not have a standing nominating committee because it believes that the full Board is in the best position to evaluate potential director nominees and, therefore, it is not necessary for the Corporation to have a nominating committee. The full Board of Directors performs the function of such a committee.
     The Corporation is a “controlled company” in accordance with the corporate governance rules contained in the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “NASDAQ Rules”) because Dr. Vinciarelli holds more than 50% of the voting power of the outstanding stock of the Corporation. As a result, the Corporation is not required to have (1) a majority of independent directors on its Board of Directors, (2) the compensation of its executive officers determined by independent directors, or (3) its director nominees selected or recommended by independent directors. The Board of Directors has determined that four of its eight Directors, Messrs. Ansour, Eichten, Kelly and Riddiford, are independent directors for purposes of the NASDAQ Rules.
     Audit Committee — The Board of Directors has established an Audit Committee that complies with the NASDAQ Rules. The Audit Committee is currently composed of Messrs. Ansour, Eichten and Riddiford. Mr. Kelly has been appointed to the Audit Committee effective as of May 15, 2006. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the section of this Proxy Statement entitled “Report of the Audit Committee.” The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which was included as Appendix A to the Corporation’s Proxy Statement for its 2004 annual meeting of stockholders. The Board of Directors has determined that the members of the Audit Committee are “independent” under the applicable NASDAQ Rules and rules of the SEC.
     The Board of Directors has determined that none of the present members of the Audit Committee meet the definition of “audit committee financial expert” as defined by Item 401(h) of Regulation S-K promulgated by the SEC, but that Mr. Kelly is an audit committee financial expert. The Corporation believes that the present members of its Audit Committee have substantial experience in reviewing financial statements and overseeing financial reporting. In addition, in compliance with NASDAQ Rules, one present member of the Corporation’s Audit Committee, Mr. Riddiford, has past employment experience that results in his financial sophistication.
     Executive Compensation Committee — The Executive Compensation Committee is composed of Messrs. Eichten, Riddiford and Ansour. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the officers of the Corporation and administering the Corporation’s stock option and bonus plans pursuant to authority delegated to it by the Board of Directors. The Executive Compensation Committee did not hold any formal meetings during 2005; however, they did act by written consent in lieu of meetings, including for the purpose of approving all stock option awards during 2005.
Director Nomination Process
     The full Board of Directors performs the director nomination function for the Corporation. The Board does not have a charter that governs the director nomination process, although it has established director nomination procedures that set forth the current process for identifying and evaluating director nominees.
     Board Membership Criteria — The Board of Directors has established the following criteria for Board membership. At a minimum, the Board must be satisfied that each nominee has high personal and professional integrity, has demonstrated exceptional ability and judgment, and is expected, in the judgment of the Board, to be highly effective, in conjunction with the other nominees to the Board, in collectively serving the interests of the Corporation and its stockholders. In addition to the minimum qualifications for each nominee set forth above, the Board will select persons for nomination who have industry or other relevant experience and to help ensure that its Audit Committee will be comprised entirely of independent directors.
     Identifying and Evaluating Nominees — The Board may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Board will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. The Board will evaluate all such proposed director candidates in the same manner. In identifying and evaluating proposed director candidates, the Board may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, whether it is appropriate to expand the size of the Board, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board. Based on these considerations, the Board may nominate the director candidate who it believes will, together with the existing Board members and other nominees, best serve the interests of the Company and its stockholders.
     Securityholder Recommendations — The Board’s current policy is to review and consider in accordance with the procedures described above any director candidates recommended by stockholders of the Corporation entitled to vote in the election of directors. All stockholder recommendations for director candidates must be submitted to the Secretary of the Corporation at Vicor Corporation, 25 Frontage Road, Andover, MA 01810, who will forward all recommendations to the Board.
     All stockholder recommendations for director candidates must include the following information:
•	the name and address of record of the stockholder;

•	a representation that the stockholder is a record holder of shares of stock of the Corporation entitled to vote in the election of directors, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934;

•	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•	a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•	a description of all arrangements or understandings between the stockholder and the proposed director candidate;

•	the consent of the proposed director candidate (1) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (2) to serve as a director if elected at such annual meeting; and

•	any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.
Communications with the Board
     If you wish to communicate with any Director of the Corporation or the Board of Directors as a group, you may do so by writing to them at [Name(s) of Director(s)/Board of Directors of Vicor Corporation], c/o Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, MA 01810. All correspondence should be sent via certified U.S. mail, return receipt requested. All correspondence received by the Corporate Secretary will be forwarded by the Corporate Secretary promptly to the addressee(s).
Code of Ethics
     The Corporation has established and adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. This Code of Business Conduct and Ethics is posted on the Corporation’s website, www.vicorpower.com under the heading “Company”, the heading “About Vicor - Management Team” and the subheading “Corporate Governance”.
Directors’ Compensation
     Directors of the Corporation did not receive cash compensation for their service on the Board of Directors in the first half of 2004. Effective July 2004, each non-employee Director is compensated $7,500 per quarter.

Additionally, each employee Director, other than any Director who holds in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Mr. Vinciarelli), and each non-employee Director receives an annual grant of non-qualified stock options upon election as a Director following the Annual Meeting of Stockholders under the Corporation’s Amended and Restated 2000 Stock Option and Incentive Plan (the “2000 Plan”). Currently, the formula to calculate the stock option award is $50,000 divided by the price of Vicor stock at the close of market as reported on the NASDAQ National Market (“NASDAQ”) on the day of the Annual Shareholders meeting. Accordingly, each non-employee Director and each employee Director, other than Mr. Vinciarelli, received non-qualified stock options to purchase up to 3,585 shares of Common Stock on June 23, 2005 at an exercise price of $13.95 per share. Half of these options will become exercisable one year after the grant date while the remainder becomes exercisable after two years. These options expire three years from the grant date.
Executive Officers
     Executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation.
     Patrizio Vinciarelli, 59, Chairman of the Board, President and Chief Executive Officer. Dr. Vinciarelli founded the Corporation in 1981 and has served as Chairman, President and Chief Executive Officer since that time.
     Barry Kelleher, 57, Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit since June 2005. Mr. Kelleher held the position of Senior Vice President, Global Operations from March 1999 to June 2005 and Senior Vice President, International Operations from 1993 to 1999. Prior to joining the Corporation in 1993, Mr. Kelleher was employed at Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group.
     Mark A. Glazer, 53, Chief Financial Officer, Treasurer and Secretary since 1997. From April 1998 to March 1999, Mr. Glazer was Acting Vice President, Operations. Mr. Glazer held the position of Vice President, Finance from 1993 to 1997 and Controller of the Corporation from 1988 to 1993. From 1983 to 1988, Mr. Glazer was employed by Analog and Digital Systems, Inc., a manufacturer of home and automotive stereo equipment, where he was Controller from 1983 to 1986 and Treasurer from 1986 to 1987, after which time he was promoted to Vice President, Finance.
     H. Allen Henderson, 58, Vice President, Vicor Corporation since 1999; President, Westcor Division since March 1999; and President and Chief Executive Officer, VLT, Inc. since July 2000. Mr. Henderson held the position of General Manager of the Westcor Division from 1987 to 1999 and Sales Manager from 1985 to 1987. Prior to joining the Corporation in 1985, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, where he held the position of Director of Marketing.
     Douglas W. Richardson, 58, Vice President, Chief Information Officer since November 2000. From 1996 to 2000, Mr. Richardson held the position of Director, Application Development and from 1994 to 1996 Manager, Computer Integrated Manufacturing of the Corporation. Prior to joining the Corporation in 1994, Mr. Richardson was a Program Manager and Director of Quality Management from 1982 to 1994 for ITP Systems, a subsidiary of PricewaterhouseCoopers, specializing in manufacturing automation systems.
     Richard E. Zengilowski, 51, Vice President, Human Resources since August 2001. Prior to joining the Corporation in 2001, Mr. Zengilowski was employed by Simplex Time Recorder Co., a manufacturer and distributor of life safety equipment and automated time and attendance products, from 1992 to 2001, where he held the position of Assistant General Counsel from 1992 to 1998 and Director of Legal Affairs, Human Resources from 1998 to 2001.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS
     The following table sets forth the beneficial ownership of the Corporation’s Common Stock and Class B Common Stock held by (1) each person or entity that is known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation’s common stock, (2) each Director of the Corporation, (3) each of the executive officers of the Corporation named in the Summary Compensation Table, and (4) all Directors and executive officers as a group, based on representations of the Directors and executive officers of the Corporation as of January 31, 2006, a review of filings on Schedules 13D, 13F and 13G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and holdings reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) as of December 31, 2005. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares. The information in the table reflects shares outstanding of each class of common stock on January 31, 2006, and does not, except as otherwise indicated below, take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock. The percentages have been determined as of January 31, 2006 in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 41,858,386 shares of common stock that were outstanding on such date, of which 30,003,434 were shares of Common Stock entitled to one vote per share and 11,854,952 were shares of Class B Common Stock entitled to ten (10) votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

			Percent of
	Total	Percent of	Class B
	Number of	Common Stock	Common Stock	Percent
	Shares Beneficially	Beneficially	Beneficially	of Voting
Name and Address of Beneficial Owner(1)	Owned (2) (3)	Owned	Owned	Power
Patrizio Vinciarelli	20,986,256	33.2%	93.0%	80.9%
Estia J. Eichten	1,226,308 (4)	1.8%	5.8%	5.0%
David T. Riddiford	122,094 (5)	*	*	*
M. Michael Ansour	47,394	*	*	*
Barry Kelleher	41,183	*	*	*
Samuel J. Anderson	40,066	*	*	*
Jay M. Prager	35,112	*	*	*
Mark A. Glazer	24,600	*	*	*
H. Allen Henderson	22,961	*	*	*
Richard E. Zengilowski	11,135	*	*	*
All Directors and executive officers as a group (11 persons)	22,576,781	35.8%	99.0%	86.1%
Pequot Capital Management, Inc. (6) 500 Nyala Farm Rd., Westport, CT 06880	2,532,800	8.4%	*	1.7%

*	Less than 1%

(1)	The address for each of the persons named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2)	Includes shares issuable upon the exercise of options to purchase Common Stock that are exercisable or will become exercisable on or before April 1, 2006 in the following amounts: Mr. Vinciarelli, 32,054 shares of Common Stock; Mr. Eichten, 28,394 shares of Common Stock; Mr. Riddiford, 28,394 shares of Common Stock; Mr. Ansour, 28,394 shares of Common Stock; Mr. Kelleher, 40,633 shares of Common Stock; Mr. Anderson, 34,827 shares of Common Stock; Mr. Prager, 34,816 shares of Common Stock; Mr. Glazer 24,600 shares of Common Stock; Mr. Henderson, 22,961 shares of Common Stock; Mr. Zengilowski, 11,135 shares of Common Stock; and all Directors and executive officers as a group, 314,511 shares of Common Stock.

(3)	The calculation of the total number of shares of Common Stock beneficially owned includes the following: for Mr. Vinciarelli, 11,023,648 shares of Class B Common Stock; for Mr. Eichten 690,700 shares of Class B

Common Stock; for Mr. Ansour, 18,000 shares of Class B Common Stock; and for all Directors and executive officers as a group, 11,732,348 shares of Class B Common Stock.

(4)	Includes 8,750 shares of Common Stock beneficially owned by Mr. Eichten’s spouse as to which Mr. Eichten disclaims beneficial ownership. In addition, includes 70,700 shares of Common Stock held by the Belle S. Feinberg Memorial Trust of which Mr. Eichten is a trustee. Mr. Eichten disclaims beneficial ownership of the shares of Common Stock held by the Belle S. Feinberg Memorial Trust.

(5)	Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford’s spouse as to which Mr. Riddiford disclaims beneficial ownership.

(6)	Information reported is based upon a Schedule 13G filed on February 14, 2006. This Schedule 13G indicates that the reporting person (i) has sole voting power with respect to 2,475,000 of the shares, and (ii) sole dispositive power with respect to 2,532,800 of the shares.
EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth, for each of the Corporation’s last three fiscal years, the annual compensation paid by the Corporation to the Chief Executive Officer and the other four most highly compensated executive officers who, on the basis of annual salary and bonus, earned more than $100,000 during 2005.

					Long Term
					Compensation
		Annual Compensation			Awards
					Shares
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation	Options (#)	Compensation
				(1)		(2)
Patrizio Vinciarelli	2005	$275,285	$–	$9,885	–	$–
President and Chief	2004	257,062	–	10,581	–	–
Executive Officer	2003	245,000	–	10,519	–	–

Barry Kelleher	2005	228,461	26,551	12,045	3,585	3,427
Sr. Vice President, Global	2004	209,846	21,597	10,541	3,330	2,982
Operations and General Manager	2003	200,000	11,461	9,467	4,882	3,000
of Brick Business Unit

H. Allen Henderson	2005	191,224	–	21,090	–	2,868
Vice President, Vicor Corporation	2004	179,435	–	15,360	–	2,692
President, Westcor Division	2003	176,000	–	23,860	–	2,539
President, VLT, Inc.

Mark A. Glazer	2005	189,474	–	13,685	–	2,842
Chief Financial Officer	2004	179,418	–	12,715	–	2,684
Treasurer and Secretary	2003	171,000	–	10,348	–	2,565

Richard E. Zengilowski	2005	168,542	–	11,113	–	2,528
Vice President	2004	157,385	–	12,505	–	2,339
Human Resources	2003	150,000	–	9,209	–	2,250

(1)	This column sets forth the cost of providing certain perquisites and benefits to the named executive officers. The amounts shown relate primarily to automobile allowances, which were as follows: for Mr. Vinciarelli, $9,538 in 2005, $10,331 in 2004 and $10,269 in 2003; Mr. Kelleher, $8,940 in 2005, $8,827 in 2004 and $8,459 in 2003; Mr. Henderson, $7,810 in 2005, $8,179 in 2004 and $14,055 in 2003; Mr. Glazer, $9,573 in 2005, $8,768 in 2004 and $8,883 in 2003; and Mr. Zengilowski, $8,450 in 2005, $8,312 in 2004 and $7,973 in 2003.

The remaining amounts shown in this column for each executive officer represent premiums and reimbursements for supplemental medical insurance costs.

(2)	This column sets forth the amount of 401(k) match dollars.
Option/SAR Grants in Last Fiscal Year
     The following table sets forth each grant of stock options during the fiscal year ended December 31, 2005 to the Chief Executive Officer and each other executive officer named in the Summary Compensation Table. All stock options granted in 2005 were options to purchase shares of the Corporation’s Common Stock. No stock appreciation rights (“SARs”) have been granted by the Corporation. The table also shows the value of the options at the end of the option terms assuming the price of the Corporation’s Common Stock appreciates annually by 5% and 10%, respectively. The options will only have value if they are exercised, and that value will depend entirely on the market price of the Common Stock on the exercise date. Potential realizable values are based on assumed compound annual appreciation rates specified by the SEC and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. There can be no assurance that the price of the Common Stock will appreciate at the rates shown in the table. A total of 78,160 options to purchase Common Stock were granted to the Corporation’s employees during fiscal year ended December 31, 2005.

	Individual Grants				Potential Realizable
	Number of Shares	Percent of			Value at Assumed
	Underlying	Total Options			Annual Rates of Stock
	Options	Granted to	Exercise or		Price Appreciation for
	Granted	Employees	Base Price	Expiration	Option Term($)
Name	(#)	In Fiscal Year	($/Sh)	Date	5%	10%
Barry Kelleher	3,585 (1)	4.59%	$13.95	6/23/2008	$7,883	$16,554

(1)	These options were granted on June 23, 2005, in connection with Mr. Kelleher’s re-election as a Director. Half of these options will become exercisable one year after the grant date while the remainder becomes exercisable after two years.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
     The following table sets forth the shares acquired and the value realized upon exercise of options to purchase Common Stock during the fiscal year ended December 31, 2005 by the Chief Executive Officer and each other executive officer named in the Summary Compensation Table and certain information concerning the number and value of unexercised options.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Shares Acquired	Value	Options at Fiscal Year-End (#)		Options at Fiscal Year-End ($)(1)
Name	On Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrizio Vinciarelli	—	$—	32,235	1,255	$48,829	$2,736
Barry Kelleher	3,019	19,034	38,471	10,029	100,291	35,610
H. Allen Henderson	876	6,511	25,595	1,369	33,525	4,073
Mark A. Glazer	426	3,140	28,186	1,337	50,126	3,951
Richard E. Zengilowski	374	2,771	10,949	3,454	24,375	12,845

(1)	Equal to the aggregate market value of shares covered by in-the-money options on December 31, 2005 (based on the closing sale price of the Corporation’s Common Stock on NASDAQ on December 31, 2005 of $15.81 per share), less the aggregate option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

Report of the Executive Compensation Committee of the Board of Directors
     The Executive Compensation Committee of the Board of Directors of the Corporation (the “Compensation Committee”) consists of David T. Riddiford, Estia J. Eichten, and M. Michael Ansour, none of whom are employees of the Corporation. The Compensation Committee establishes the terms of and grants awards under the Corporation’s 1993 Stock Option Plan (the “1993 Plan”), the 1998 Stock Option and Incentive Plan (the “1998” Plan), the 2000 Plan and other benefit plans. The Compensation Committee also approves compensation policies for executive officers.
Compensation Policies for Executive Officers
     The Corporation’s compensation program for executive officers currently consists primarily of a base salary and awards of stock options. In addition to base salary, the Corporation provides certain benefits to executive officers, such as automobile allowances and enhanced health insurance coverage, which are not available to employees generally. Salary levels for executive officers are proposed by management and approved by the Compensation Committee.
     Historically, a key element of the Corporation’s incentive compensation program has been the granting of options to purchase shares of the Corporation’s Common Stock under the Corporation’s 1993 Plan, 1998 Plan and 2000 Plan. The 1993 Plan, the 1998 Plan and the 2000 Plan are designed to give each participating employee an ownership interest in the Corporation and to align the interests of the employees with those of the Corporation’s stockholders.
     Stock options are granted to employees and executive officers based upon guidelines established by the Board of Directors and the Compensation Committee. In the past, the Corporation maintained two option grant programs, (1) a continuation option award program, pursuant to which employees and executive officers periodically were granted stock options based on their merit salary increases and other factors, and (2) a Quarterly Profit Option Plan (“QPOP”), pursuant to which Outstanding Contributor stock option awards were made, and the Corporation’s employees and executive officers were granted stock options based on the profitability of the Corporation’s business units and each employee’s and executive officer’s salary and length of service with the Corporation. In November 2002, the Corporation’s Board of Directors suspended option grants under these programs, except for the Outstanding Contributor award program that was maintained in a modified form outside of the QPOP, and option grants to new hires.
     Under the Outstanding Contributor award program, stock option awards may be made to recognize and reward employees or teams of employees, which could include executive officers, for contributions beyond expected job performance. Nominations for an Outstanding Contributor award are submitted by department managers and supervisors to a review committee designated by the Corporation’s officers. This review committee reviews the nominations and makes recommendations to the Compensation Committee regarding the approval of Outstanding Contributor awards. All options granted under this program are approved by the Compensation Committee.
     The Compensation Committee, along with appropriate members of the Corporation’s management, will continue to review the Corporation’s stock option, bonus and compensation plans in light of the current economic environment and considering changes in the rules regarding accounting for stock options.
     Finally, to the extent applicable to the Corporation, the Compensation Committee intends to review and to take any necessary and appropriate steps to ensure that the Corporation complies with certain income tax regulations, which, if not satisfied, would limit the deductibility of executive compensation above specified amounts.
Compensation of Chief Executive Officer
     The Compensation Committee approves the annual salary for Mr. Vinciarelli, the Corporation’s Chief Executive Officer. The Compensation Committee does not have specific criteria, either in terms of individual or corporate performance, in evaluating the base salary of the Chief Executive Officer. In light of the relatively low cash compensation paid to the Chief Executive Officer, the Compensation Committee has not attempted to relate compensation of the Chief Executive Officer to the performance of the Corporation. Based on salary data from surveys and other sources, the Compensation Committee believes that the Chief Executive Officer’s salary is at the lower end of the range of salaries for CEOs of comparable companies.
Submitted by the Executive Compensation Committee:
M. Michael Ansour
Estia J. Eichten
David T. Riddiford
Compensation Committee Interlocks and Insider Participation
     Messrs. Eichten, Riddiford, and Ansour serve on the Compensation Committee. Messrs. Eichten, Riddiford and Ansour do not serve as officers of the Corporation. The Corporation is not aware of any compensation committee interlocks.
Report of the Audit Committee of the Board of Directors
     The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
     The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In particular, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with them under the provision of Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the independent registered public accounting firm the auditors’ independence from management and the Corporation and considered the compatibility of nonaudit services with the auditors’ independence.
     The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting. The Audit Committee held four meetings during fiscal 2005.
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.
Submitted by the Audit Committee:
M. Michael Ansour
Estia J. Eichten
David T. Riddiford

Certain Relationships and Related Transactions
     In August 2003, the Corporation purchased a number of shares of non-voting preferred stock of Great Wall Semiconductor Corporation (“GWS”) representing an approximately 5% equity interest in GWS for $1,000,000. In March and August 2004, the Corporation purchased additional shares of non-voting preferred stock of GWS representing an additional approximately 13% equity interest in GWS for $2,000,000. The Corporation’s total investment in GWS was $3,000,000 as of March 31, 2006. Mr. Anderson, a director of the Corporation, is the founder and president and a shareholder of GWS. A majority of the equity interests in GWS are owned and controlled by an unrelated company. In addition to the investment, the Corporation and GWS have entered into a cross-license agreement and the Corporation purchases certain components from GWS. These purchases were approximately $360,000 in 2005.
Equity Compensation Plan Information
     The following table sets forth certain aggregated information for Vicor Corporation as of the end of the most recently completed fiscal year regarding equity securities underlying awards made under the 1993 Plan, the 1998 Plan and the Amended and Restated 2000 Stock Option and Incentive Plan. All equity compensation plans of the Corporation have been approved by its stockholders.

Number of securities
remaining available for
	Number of securities to	Weighted-average exercise	future issuance under
	be issued upon exercise	price of outstanding	equity compensation plans
	of outstanding options,	options, warrants and	(excluding securities
Plan Category	warrants and rights	rights	reflected in column [a])
	[a]	[b]	[c]
Equity compensation plans approved by security holders	2,260,248	$18.14	3,611,363
Equity compensation plans not approved by security holders	—	—	—

Total	2,260,248	$18.14	3,611,363

STOCKHOLDER RETURN PERFORMANCE GRAPH
     The graph set forth below presents the cumulative, five-year stockholder return for each of the Corporation’s Common Stock, the Standard & Poor’s 500 Index (“S&P 500 Index”) and an index of peer group companies selected by the Corporation (the “Peer Group”). The Peer Group consists of the following ten (10) publicly-traded companies in the specialty electronic component industry: Analog Devices Incorporated; Intel Corporation; Linear Technology Corporation; LSI Logic Corporation; Xilinx Incorporated; Maxim Integrated Products, Inc.; Semtech Corporation; Intersil Corporation; RF Micro Devices, Inc. and Altera Corporation.
     The graph assumes an investment of $100 on December 31, 2000 in each of the Corporation’s Common Stock, the S&P 500 Index and the Peer Group, and assumes reinvestment of all dividends. The peer group indices used in the graph are market capitalization-weighted. The historical information set forth below is not necessarily indicative of future performance.
COMPARISON OF FIVE YEAR CUMULATIVE RETURN
AMONG VICOR CORPORATION, S&P 500 INDEX
AND PEER GROUP COMPANIES

	2000	2001	2002	2003	2004	2005
Vicor Corporation	$100.00	$53.33	$27.16	$37.57	$43.17	$52.06
S&P 500 Index	$100.00	$88.12	$68.64	$88.32	$97.92	$102.73
Peer Group Companies	$100.00	$100.82	$51.54	$101.08	$76.81	$79.82
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Corporation’s executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (collectively, “Insiders”), to file reports of ownership and changes in ownership with the SEC and NASDAQ. Insiders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2005, all transactions in the Corporation’s securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Corporation has selected Ernst & Young LLP as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2006. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions.
     The following table summarizes the fees for services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2005 and 2004 in each of the following categories:

	2005	2004
Audit Fees	$856,000	$802,000
Audit Related Fees	10,000	9,000
Tax Fees	314,000	327,000
All Other Fees	0	0

Total Fees	$1,180,000	$1,138,000

Audit Fees include services provided in connection with the audit of the Company’s consolidated financial statements, the reviews of the Corporation’s quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC, statutory audits required internationally and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards in the United States. The 2005 and 2004 audit fees also include $365,000 and $420,000, respectively, relating to the audit of management’s assessment and the operating effectiveness of the Company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.
Audit-Related Fees include services provided in connection with audits of the Corporation’s employee benefit plan.
Tax Fees include services provided in connection with tax compliance, tax advice, tax planning and assistance with tax audits.
All Other Fees were for services not included in the categories above.
     Pursuant to the Audit Committee charter, the Audit Committee must pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by the independent registered public accounting firm; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. Under the charter, the authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee approved all audit and non-audit services provided to the Corporation by Ernst & Young LLP during the 2005 fiscal year.

STOCKHOLDER PROPOSALS
     Stockholder proposals intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Corporation on or before January 17, 2007 in order to be considered for inclusion in the Corporation’s proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation’s proxy statement and form of proxy and should be directed to: Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810, Attention: Secretary. It is suggested that any stockholder proposal be transmitted by certified mail, return receipt requested.
     Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives at the above address after April 2, 2007. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives on or before April 2, 2007, subject to SEC rules governing the exercise of this authority.

☑	PLEASE MARK VOTES AS IN THIS EXAMPLE

VICOR CORPORATION

COMMON STOCK
1.	Proposal to fix the number of Directors at eight and to elect the following Directors to hold office until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominees:	(01) Samuel Anderson	(04) Barry Kelleher	(07) David T. Riddiford
	(02) M. Michael Ansour	(05) Joseph W. Kelly	(08) Patrizio Vinciarelli
	(03) Estia J. Eichten	(06) Jay M. Prager

☐

For fixing the number of Directors at eight and the election of all nominees except as noted above

☐	Withhold from all
2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Mark box at right if an address change or comment has ☐
been noted on the reverse side of this card
Please be sure to sign and date this Proxy.

Signature:	Date:	Signature:	Date:

Detach Card				Detach Card
VICOR CORPORATION
Dear Stockholder,
Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.
Your vote must be received prior to the 2006 Annual Meeting of Stockholders on June 22, 2006.
Thank you in advance for your prompt consideration of these matters.
Sincerely,
Vicor Corporation

COMMON	VICOR CORPORATION	COMMON
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 22, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 28, 2006, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 22, 2006 at 5:00 p.m., local time, and at any adjournments or postponements thereof.
When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT EIGHT AND THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2005 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☑	PLEASE MARK VOTES AS IN THIS EXAMPLE

VICOR CORPORATION

CLASS B COMMON STOCK
1.	Proposal to fix the number of Directors at eight and to elect the following Directors to hold office until the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominees:	(01) Samuel Anderson	(04) Barry Kelleher	(07) David T. Riddiford
	(02) M. Michael Ansour	(05) Joseph W. Kelly	(08) Patrizio Vinciarelli
	(03) Estia J. Eichten	(06) Jay M. Prager

☐

For fixing the number of Directors at eight and the election of all nominees except as noted above

☐	Withhold from all
2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Mark box at right if an address change or comment has ☐
been noted on the reverse side of this card
Please be sure to sign and date this Proxy.

Signature:	Date:	Signature:	Date:

Detach Card				Detach Card
VICOR CORPORATION
Dear Stockholder,
Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.
Your vote must be received prior to the 2006 Annual Meeting of Stockholders on June 22, 2006.
Thank you in advance for your prompt consideration of these matters.
Sincerely,
Vicor Corporation

CLASS B COMMON	VICOR CORPORATION	CLASS B COMMON
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 22, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
The undersigned hereby constitutes and appoints Patrizio Vinciarelli and Mark A. Glazer, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Class B Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 28, 2006, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 22, 2006 at 5:00 p.m., local time, and at any adjournments or postponements thereof.
When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT EIGHT AND THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2005 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?